UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2007

Walker Financial Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	0-5418	13-2637172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Stewart Avenue, Suite 650	11530
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(516)832-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

On July 31, 2007, we amended our Certificate of Incorporation to add a Certificate of Designation for Series A Preferred Stock.  Each share of Series A Preferred Stock has a stated value of $0.10 and is convertible into 33 shares of common stock at any time, subject to adjustment.  Each share of Series A Preferred Stock is entitled to the number of votes equal to the aggregate number of shares of common stock into which the holder’s shares of Series A Preferred Stock is convertible, multiplied by two.

Also, on August 3, 2007, we issued 4,080,260 shares of Series A Preferred Stock to Mitchell Segal, as repayment of $408,026 that Mr. Segal has loaned to us through June 30, 2007.  With respect to the sale of the Preferred Stock as described above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving any public offering.  No advertising or general solicitation was employed in offering the securities.  The securities were sold to an accredited investor.  The securities were offered for investment purposes only and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.

The foregoing description of the terms and conditions of the Certificate of Designation is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Designation.

This report may contain forward-looking statements that involve risks and uncertainties.  We generally use words such as “believe,” “may,” “could,” “will,” “intend,” “expect,” “anticipate,” “plan,” and similar expressions to identify forward-looking statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, included the risks described in our Form 10-KSB and other reports filed with the Securities Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

EXHIBITS.

EXHIBIT NUMBER	DESCRIPTION
3.1	Certificate of Designation of Series A Preferred Stock (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker Financial Corporation
(Registrant)
Date August 6, 2007
	By:	/s/ Mitchell Segal
Mitchell Segal
Chief Executive Officer